UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

REXNORD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

511 W. Freshwater Way Milwaukee, Wisconsin	53204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 643-3739

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

As previously disclosed, on February 15, 2021, Rexnord Corporation (“Rexnord” or the “Company”) entered into definitive agreements with Regal Beloit Corporation (“Regal”), Land Newco, Inc., a wholly-owned indirect subsidiary of Rexnord (“Land”), and Phoenix 2021, Inc., a wholly-owned subsidiary of Regal (“Merger Sub”), with respect to a Reverse Morris Trust transaction (the “Proposed Transaction”), pursuant to which, and subject to the terms and conditions of the definitive agreements entered into among the parties, (1) Rexnord will transfer (or cause to be transferred) to Land substantially all of the assets, and Land will assume substantially all of the liabilities, of Rexnord’s Process & Motion Control segment (“PMC”) (the “Reorganization”), (2) after which, all of the issued and outstanding shares of common stock, $0.01 par value per share, of Land (“Land common stock”) held by a subsidiary of Rexnord will be distributed in a series of distributions to Rexnord’s stockholders (the “Distributions”, and the final distribution of Land common stock from Rexnord to Rexnord’s stockholders, which is to be made pro rata for no consideration, the “Spin-Off”) and (3) immediately after the Spin-Off, Merger Sub will merge with and into Land (the “Merger”) and all shares of Land common stock (other than those held by Rexnord, Land, Regal, Merger Sub or their respective subsidiaries) will be converted into the right to receive shares of the common stock, $0.01 par value per share, of Regal (“Regal common stock”), as calculated and subject to adjustment as set forth in the merger agreement entered into among the parties. When the Merger is completed, Land (which at that time will hold the PMC business) will be a wholly-owned subsidiary of Regal.

In connection with the Proposed Transaction, Land also entered into a debt commitment letter (the “Land Commitment Letter”) and related fee letters with Barclays Bank PLC (“Barclays”), pursuant to which, and subject to the terms and conditions set forth therein, Barclays committed to provide bridge loans under a 364-day senior bridge loan facility to be used to pay the dividend required prior to the Reorganization.

Item 8.01 Other Events.

On May 14, 2021, Land entered into a credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders named therein, providing for a delayed draw term loan facility with commitments thereunder in an aggregate principal amount of approximately $486.8 million, maturing in August 2023 (which we refer to as the “DDTL Facility”). Capitalized terms used but not otherwise defined herein have the meanings provided in the DDTL Facility. Subject to satisfaction of the conditions therein, the DDTL Facility may only be drawn in connection with the consummation of the Proposed Transaction in order to fund the payment to Rexnord LLC under the Separation Agreement. The loans under the DDTL Facility will bear interest at floating rates measured by reference to either, at Land’s option, (i) a reserve-adjusted London Interbank Offered Rate plus an applicable margin or (ii) a base rate, plus an applicable margin, in each case, determined by reference to a consolidated funded debt to consolidated EBITDA ratio. Upon the effectiveness of the DDTL Facility, the Land Commitment Letter and the commitments thereunder were terminated. No amounts may be drawn under the DDTL Facility until the Regal Acquisition Closing Date. Regal has agreed to indemnify Rexnord and Land and their subsidiaries with respect to certain aspects of the DDTL Facility.

It is expected that the proceeds of the DDTL Facility will be used in a single drawing on the date of the Distributions to pay Rexnord LLC under the Separation Agreement. The commitments of the Lenders to make the loans pursuant to the DDTL Facility are subject to various customary conditions. If the Proposed Transaction is consummated, the indebtedness contemplated by the DDTL Facility will become indebtedness of a wholly-owned subsidiary of Regal.

The foregoing description of the DDTL Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the DDTL, which is filed as Exhibit 10.1, and is incorporated herein by reference.

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transactions with Regal. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on Rexnord’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Rexnord) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Proposed Transaction; the inability to recognize the anticipated benefits of the Proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the Proposed Transaction. Except as required by law, Rexnord does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Proposed Transaction, we and Regal filed relevant materials with the Securities and Exchange Commission (“SEC”) on May 10, 2021, that included a preliminary joint proxy statement/ prospectus-information statement relating to the Proposed Transaction, and we and Regal expect to subsequently file a definitive joint proxy statement/prospectus-information statement. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS-INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL AND THE PROPOSED TRANSACTION. The definitive joint proxy statement/prospectus-information statement will be sent to stockholders of Rexnord seeking approval of the Proposed Transaction. The documents relating to the Proposed Transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge by contacting us at 2021specialmeeting@rexnord.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders and Regal’s shareholders in connection with the Proposed Transaction. Information regarding the names and interests in the Proposed Transaction of Rexnord’s directors and executive officers is contained in Rexnord’s filings with the SEC and information regarding the names and interests in the Proposed Transaction of Regal’s directors and executive officers is contained in Regal’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the definitive joint proxy statement/prospectus-information statement relating to the Proposed Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1*	Credit Agreement, dated as of May 14, 2021, by and among Land Newco, Inc., the subsidiaries of Land from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A. as administrative agent.

104	Cover Page Inline XBRL data

*Schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Items 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 20th day of May, 2021.

REXNORD CORPORATION

By:	/s/ Mark W. Peterson
Name:	Mark W. Peterson
Title:	Senior Vice President and Chief Financial Officer